SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  April 2, 2002

                          IMPLANT SCIENCES CORPORATION

               (Exact Name of Registrant as Specified in Charter)


      MASSACHUSETTS                000-25839                     04-2837126
-------------------------        ---------------            ------------------
(State or other jurisdic-          (Commission                (IRS  Employer
  tion of incorporation)           File Number)           Identification Number)



                    107 AUDUBON ROAD #5, WAKEFIELD, MA 01880
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (781) 246-0700

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     On April 2, 2002, Implant Sciences Corporation, a Massachusetts corporation, issued a press release entitled "Implant Sciences Corporation Extends Warrant Expiration Date." A copy of the press release is attached as
Exhibit  99.1  to  this  Current  Report  on  Form  8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

  Number                         Title
  ------                         -----

    99.1 Press Release dated April 2, 2002, entitled "Implant Sciences Corporation Extends Warrant Expiration Date."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          IMPLANT SCIENCES CORPORATION



                       By: /s/  Anthony J. Armini
                          -------------------------------------
                          Anthony J. Armini
                          President and Chief Executive Officer



Date:  April 12, 2002

                                  EXHIBIT INDEX

Number                         Title
------                         -----

99.1 Press Release dated April 2, 2002, entitled "Implant Sciences Corporation Extends Warrant Expiration Date."